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                                      LEASE

                          dated as of January 17, 2002


                                 by and between


                         LA JOLLA APARTMENT CENTER LLC,
                                   as Landlord


                                       and


                             NEW ENERGY CORPORATION,
                                    as Tenant




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                                        Address:
                                        5685 La Jolla Boulevard
                                        La Jolla, California 92037
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                                TABLE OF CONTENTS

SECTION                              HEADING                                PAGE

SECTION 1.    PARTIES..........................................................1

SECTION 2.    LEASE OF PREMISES................................................1

SECTION 3.    DEFINITIONS......................................................1

SECTION 4.    MINIMUM RENT AND ADJUSTMENTS TO MINIMUM RENT.....................2

SECTION 5.    SECURITY DEPOSIT.................................................3

SECTION 6.    ADDITIONAL CHARGES-ADJUSTMENTS...................................4

SECTION 7.    USES PROHIBITED..................................................5

SECTION 8.    COMPLIANCE WITH LAW..............................................5

SECTION 9.    ALTERATIONS AND ADDITIONS........................................6

SECTION 10.   REPAIRS..........................................................6

SECTION 11.   LIENS............................................................7

SECTION 12.   ASSIGNMENT AND SUBLETTING........................................7

SECTION 13.   HOLD HARMLESS....................................................7

SECTION 14.   SUBROGATION......................................................8

SECTION 15.   LIABILTY INSURANCE...............................................8

SECTION 16.   UTILITIES........................................................9

SECTION 17.   PERSONAL PROPERTY TAXES..........................................9

                                      -i-
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SECTION 18.   RULES AND REGULATIONS............................................9

SECTION 19.   HOLDING OVER.....................................................9

SECTION 20.   ENTRY BY LANDLORD................................................9

SECTION 21.   TENANT'S DEFAULT................................................10

SECTION 22.   REMEDIES UPON TENANT'S DEFAULT..................................10

SECTION 23.   DEFAULT BY LANDLORD.............................................11

SECTION 24.   RECONSTRUCTION..................................................11

SECTION 25.   EMINENT DOMAIN..................................................12

SECTION 26.   PARKING AND COMMON AREAS........................................12

SECTION 27.   SIGNS...........................................................13

SECTION 28.   DISPLAYS........................................................13

SECTION 29.   AUCTIONS........................................................14

SECTION 30.   GENERAL PROVISIONS..............................................14

SECTION 31.   BROKERS.........................................................16

SECTION 32.   COMPLIANCE......................................................17


Exhibit A - Floor Plan
Exhibit B - Rules and Regulations for Standard Lease
Exhibit C - Lease Addendum
Exhibit D - Hazardous Materials Indemnity

                                      LEASE

SECTION 1. PARTIES.

     This Lease, dated as of this 17th day of January, 2002, is made by and between La Jolla Apartment Center LLC ("LANDLORD") and New Energy Corporation ("TENANT").

SECTION 2. LEASE OF PREMISES.

     (a) Landlord hereby Leases to Tenant and Tenant hereby leases from Landlord the Premises shown on Exhibit "A" and further described in Section 3(k).

     (b) This Lease is subject to the terms, covenants and conditions herein set forth and each party covenants as a material part of the consideration for this Lease to keep and perform each and all of its terms, covenants, and conditions.

SECTION 3. DEFINITIONS.

     As used in this Lease, the following terms have the following meanings:

     (a) Common Areas: All areas, non-structural portions, facilities and equipment of the Shopping Center outside the Premises and the premises of other Tenants, but within the exterior boundaries of the Shopping Center that are provided and designated by Landlord from time to time for the general use, benefit and/or convenience of Tenant and/or other Tenants of the Shopping Center and/or their respective authorized representatives and invitees. Common Areas include, without limitation, pedestrian walkways and patios, landscaped areas, sidewalks, service corridors, public restrooms, stairways, nonstructural portions of the roofs and the exterior walls, plazas, malls (including any enclosed malls where climate control is provided), throughways, loading areas, parking areas, and roads. Landlord shall have the right to regulate or restrict the use of the Common Areas.

     (b) Index (Section 4(d)): The United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for all Urban Consumers, U.S. City Average, Subgroup "All Items" (1982- 84 = 100).

     (c) Landlord's Mailing Address: c/o Capital Growth Properties, 1120 Silverado St., La Jolla, CA. 92037.

     (d) Lease tTerm: The Lease term shall commence as of the Lease Term Commencement Date and shall continue thereafter for a period of 5 years.

     (e) Lease Term Commencement Date: The earlier of the following dates:

          (i) February 1, 2002;
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          (ii) The date Tenant initially opens for business in the Premises.

     (f) Minimum Rent (Section 4): $1,577.80 per month, to be adjusted as hereinafter provided.

     (g) Premises: That portion of the Shopping Center containing approximately square feet of floor area, shown on Exhibit "A" and commonly designated as 5685 La Jolla Blvd.

     (h) Rental Adjustment Date (Section 4(d)): The first day of the 13th calendar month following the Lease Term Commencement Date ("FIRST RENTAL ADJUSTMENT DATE") and every 12 months thereafter.

     (i) Security Deposit (Section 5): $1,577.80 has been received.

     (j) Shopping Center: The building of which the Premises is a part and any other buildings and improvements on the real property ("PROPERTY") located at 5685-99 La Jolla Blvd., La Jolla, CA. and further described on Exhibit "A." The Shopping Center is known as La Jolla Apartment Center.

     (k) Tenant's Mailing Address: 5687 La Jolla Blvd., La Jolla, CA. 92037.

     (1) Tenant's Proportionate Share: 8.4%. Such share is the percentage equivalent of a fraction, the numerator of which is the rentable area of the Premises, and the denominator of which is the total rental area of the buildings in the Shopping Center available for the use and occupancy by Tenants, as determined by Landlord from time to time on a consistent basis.

     (m) Use: Tenant shall use the Premises for sale of medical web sites with sufficient retail component to satisfy zoning and shall not use or permit the Premises to be used for any other purpose.

SECTION 4. MINIMUM RENT AND ADJUSTMENTS TO MINIMUM RENT.

     (a) Tenant agrees to pay to Landlord the minimum rent, without notice or demand, in advance, on or before the first day of each and every successive calendar month during the Lease Term, commencing on the Lease Term Commencement Date, except the first month's rent shall be paid upon the execution hereof.

     (b) Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. All rent shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and at such place as Landlord may from time to time designate in writing.

     (c) Tenant shall pay as additional rent all sums required to be paid pursuant to the terms of this Lease. All amounts required to be paid by Tenant hereunder are sometimes collectively referred to as "RENT" or "RENTAL."

     (d) The Minimum Rent set forth at Section 3(f) shall be adjusted commencing on the First Rental Adjustment Date and thereafter as set forth in Section 3(h). Adjustments, if any, shall be based only upon increases (if any) in the Index, not to exceed 8% per year. The index in publication three (3) months before the Lease Term Commencement Date shall be the "Base Index." The index in publication three (3) month before each Rental Adjustment Date shall be the "Comparison Index." As of each Rental Adjustment Date, the Minimum Rent payable monthly shall be determined by increasing the initial Minimum Rent by a percentage equal to the percentage increase, if any, in the applicable Comparison Index over the Base Index. If the Comparison Index for any Rental Adjustment Date is equal to or less than the Comparison Index for any preceding Rental Adjustment Date (or the Base Index in the case of the First Rental Adjustment Date), the Minimum Rent for the ensuing period shall remain the amount of Minimum Rent payable monthly during the preceding period. When the Minimum Rent payable as of each Rental Adjustment Date is determined, Landlord shall promptly give Tenant written notice of such adjusted Minimum Rent. The Minimum Rent so adjusted from time to time shall be the "Minimum Rent" for all purposes under this Lease. If at any Rental Adjustment Date the Index no longer exists in the form described in this Lease, Landlord may substitute any substantially equivalent official index published by the Bureau of Labor Statistics or its successor. Landlord shall use any appropriate conversion factors to accomplish such substitution. The substitute index shall then become the "Index" hereunder.

SECTION 5. SECURITY DEPOSIT.

     Concurrently with Tenant's execution of this Lease, Tenant has deposited with Landlord the Security Deposit. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease term. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, within five (5) days after written demand therefor, Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 21 days following expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest and thereafter shall be relieved of all responsibility with respect to the Security Deposit.

SECTION 6. ADDITIONAL CHARGES-ADJUSTMENTS.

     (a) In addition to the Minimum Rent provided in Section 3(f) hereinabove, and commencing at the same time as any rental commences under this Lease, Tenant shall pay to Landlord the following items, herein called Adjustments:

          (1) All real estate taxes and insurance premiums relating to the Premises, including land, building, and improvements thereon. Said real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the Premises, including any taxes which may be levied on rents. Said insurance shall include all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems necessary on the Premises. Such taxes and insurance premiums for purposes of this Section 6(a)(1) shall be reasonably apportioned in accordance with the total rentable area of the Premises as it relates to the total rentable area of the Shopping Center.

          (2) Tenant's Proportionate Share of:

               (i) All real estate taxes, including assessments, all insurance costs, and all costs to maintain, repair, service and replace the Common Areas;

               (ii) Reasonable reserves for the costs of repairing, re-roofing, painting and resurfacing the Common Areas;

               (iii) All costs to supervise and administer the Common Areas. Said costs may include a property management fee in connection with same and shall in any event include a fee to Landlord to supervise and administer same in an amount equal to ten percent (10%) of the total costs of Section 6(a)(2)(i) above;

               (iv) Any parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; and

               (v) Any costs to inspect, repair, maintain or replace the heating, air conditioning and fire protection systems and equipment (including fire sprinklers) serving the Premises, including the cost of a preventive maintenance contract providing for the regular inspection and maintenance of same. Landlord shall be responsible for obtaining a service contract for repairs and maintenance of the heating and air conditioning system serving the Premises.

     (b) Tenant shall pay these adjustments on a monthly basis concurrently with the payment of Minimum Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By March 1 of each year Landlord shall endeavor to give Tenant a statement showing the total Adjustments for the Shopping Center for the prior calendar year and Tenant's allocable share thereof, prorated from the Lease Term Commencement Date. In the event the total of the monthly payments which Tenant has made for the prior calendar year is less than Tenant's actual share of such Adjustments then Tenant shall pay the difference in a lump sum within ten days after receipt of such statement from Landlord. Tenant shall concurrently pay the difference in monthly payments made in the then calendar year and the amount of monthly payments which are then calculated as monthly Adjustments based on the prior year's experience. Any overpayment by Tenant shall be credited towards the monthly Adjustments next coming due.

     (c) The actual Adjustments for the prior year shall be used for purposes of calculating the anticipated monthly Adjustments for the then current year with actual determination of such Adjustments after each calendar year as above provided; excepting that in any year in which re-roofing or resurfacing is contemplated, Landlord shall be permitted to include the anticipated cost of same as part of the estimated monthly Adjustments. Even though the Lease term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of said Adjustments for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Adjustments previously paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant, PROVIDED, HOWEVER, in no event shall payments representing reserves be required to be rebated. Failure of Landlord to submit statements as called for herein shall not be deemed to be a waiver of Tenant's requirement to pay sums as herein provided.

SECTION 7. USES PROHIBITED.

     Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises, which will in any way increase the existing rates of or affect any fire or other insurance upon the Shopping Center or any of its contents, or cause a cancellation of any insurance policy covering the Shopping Center or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Tenants or occupants of the Shopping Center or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

SECTION 8. COMPLIANCE WITH LAW.

     Tenant shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that act as between Landlord and Tenant.

SECTION 9. ALTERATIONS AND ADDITIONS.

     Tenant shall not make or allowed to be made any alterations, additions or improvements to or of the Premises or any part thereof without first obtaining the written consent of Landlord. Any alterations, additions or improvements to or of said Premises, including, but not limited to wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, in a good and workmanlike manner in accordance with all applicable laws (including laws relating to the use of hazardous materials such as asbestos-containing materials) and diligently completed. Upon the expiration or sooner termination of the Lease term, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the Lease Term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal.

SECTION 10. REPAIRS.

     (a) By entry hereunder, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premise and every part thereof in good condition and repair (except as hereinafter provided with respect to Landlord's obligations) including without limitation, the maintenance, replacement and repair of any storefront, doors, window casements, glazing, plumbing, pipes, electrical wiring and lighting fixtures and conduits, heating and air conditioning system (when there is an air conditioning system). Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Any damage to adjacent Premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.

     (b) Notwithstanding any other provision hereof, Landlord at its expense shall maintain and repair the structural portions of the Shopping Center, including the exterior walls and the structural portions of the roof, unless such maintenance and repair are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees, invites, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in section 24 hereof, there shall be no abatement of rent and no liability of Landlord by reason of an injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Shopping Center or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law statute or ordinance now or hereafter in effect.

SECTION 11. LIENS.

     Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, repairs or alterations in the Premises which Tenant desires to make, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

SECTION 12. ASSIGNMENT AND SUBLETTING.

     Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any other assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void, and shall, at the option of Landlord, constitute default under the terms of this Lease. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord reasonable fees, not to exceed Five Hundred and no/100 Dollars ($500.00), incurred in connection with the processing of documents necessary to giving of such consent.

SECTION 13. HOLD HARMLESS.

     (a) Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant`s use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitees of Tenant, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon. If any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence; and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

     (b) Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Shopping Center or from the pipes, appliances, plumbing, sparks therein or from the roof, street or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light, air, or for any latent defect in the Premises.

SECTION 14. SUBROGATION.

     As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

SECTION 15. LIABILITY INSURANCE.

     Tenant shall, at Tenant's expense, obtain and keep in force during the Lease term a policy of commercial general liability insurance (sometimes known as comprehensive public liability insurance) insuring Landlord and Tenant (and, if requested by Landlord, Landlord's lender and property manager) against any liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $1,000,000 per occurrence. The limit of any such insurance shall not, however, limit the liability of Tenant hereunder. Tenant may provide this insurance under a blanket policy, PROVIDED that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A:XII or better as set forth in the most current "Best's Key Rating Guide." Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

SECTION 16. UTILITIES.

     Tenant shall pay for all water, gas, heat, light, power, sewer charges, telephone service and all other services and utilities supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other Premises.

SECTION 17. PERSONAL PROPERTY TAXES.

     Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the Lease term upon all of Tenant's Leasehold improvements, equipment, furniture, fixtures and any other personal property located in the Premises. In the event any or all of Tenant's Leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

SECTION 18. RULES AND REGULATIONS.

     Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other Tenants or occupants.

SECTION 19. HOLDING OVER.

     It Tenant remains in possession of the Premises or any part thereof after the expiration of the Lease term with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of 125% of the last monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

SECTION 20. ENTRY BY LANDLORD.

     Landlord reserves, and shall at any and all times during business hours have, the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or Tenants, to post notices of non-responsibility, to repair the Premises and any portion of the Shopping Center of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord at any and all times shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

SECTION 21. TENANT'S DEFAULT.

     The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

          (a) The vacating or abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in (b), above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; PROVIDED, HOWEVER, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

SECTION 22. REMEDIES UPON TENANT'S DEFAULT.

     In the event of any such default or breach by Tenant, Landlord may at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of re-letting, including necessary renovation and alteration of the premises; reasonable attorneys' fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges and adjustments called for herein for the balance of the Lease term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the maximum legal rate; or

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent and any other charges and adjustments as may become due hereunder; or

          (c) Pursue any other remedy or combination of remedies now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

SECTION 23. DEFAULT BY LANDLORD.

     Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation. If the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.

SECTION 24. RECONSTRUCTION.

     (a) In the event the premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the minimum rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

     (b) In the event the premises are damaged to any extent as a result of any cause other than the perils covered by fire and extended coverage insurance, Landlord shall have the option: (1) to repair, reconstruct or restore the premises, in which event this Lease shall continue in full force and effect but the minimum rent shall be proportionately reduced as hereinabove provided in this section during the period of such repair, reconstruction or restoration; or
(2) to give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such notice and the Minimum Rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by Tenant in the premises, shall be paid up to date of said such termination.

     (c) Anything to the contrary contained in this section 24 notwithstanding, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this section occurs during the last twenty-four months of the Lease term or any extension thereof.


     (d) Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any Leasehold improvements, fixtures, or other personal property of Tenant.

SECTION 25. EMINENT DOMAIN.

     If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty
(60) days after said taking, to terminate this Lease upon thirty (30) days' written notice. If either less than or more than 25% of the premises are taken (and neither party elects to terminate as herein provided), the minimum rent thereafter to be paid shall be equitably reduced. If any part of the Shopping Center other than the Premises may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given on account of the reduction in the value of the leasehold, the taking of the fee or otherwise and Tenant shall have no claim against Landlord for the value of any unexpired portion of the Lease term.

SECTION 26. PARKING AND COMMON AREAS.

     (a) Landlord covenants that upon completion of the Shopping Center an area approximately equal to the common areas shall be at all times available for the nonexclusive use of Tenant during the full Lease Term or any extension thereof, PROVIDED that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such common areas.

     (b) Landlord shall keep said automobile parking and Common Areas in a neat, clean and orderly condition and shall repair any damage to the facilities thereof, but all expenses in connection with said Common Areas shall be charged and prorated in the manner as set forth in section 6 hereof.

     (c) Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and sub-tenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, Tenants and their agents, employees, customers licensees and Sub-Tenants, to use said common areas during the entire Lease Term, or any extension thereof, for ingress and egress.

     (d) Tenant, in the use of said Common Areas, agrees to comply with such reasonable rules, regulations and charges for parking as Landlord may adopt from time to time for the orderly and proper operation of said Common Areas. Such rules may include but shall not be limited to the following: (1) the restricting of employee parking to a limited, designated area or areas; and (2) the regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

     (e) Tenant shall be granted 2 assigned and reserved parking space(s) in the underground garage. The surface parking lot is for customer use only and not for tenant employee use.

SECTION 27. SIGNS.

     Tenant may affix and maintain upon the glass panes and supports of the show windows and within twelve (12) inches of any window and upon the exterior walls of the Premises only such signs, advertising placards, names, insignia, trademarks and descriptive material as shall have first received the written approval of Landlord as to type, size, color, location, copy nature and display qualities. Anything to the contrary in this Lease notwithstanding, Tenant shall not affix any sign to the roof. Tenant shall, however, erect one sign on the front of the Premises not later than the date Tenant opens for business. The design of such sign shall be prepared by Tenant in accordance with Landlord's sign criteria and shall be subject to the approval of Landlord. Beginning six months prior to the end of this Lease, Tenant will cooperate with placement of "For Lease" signs in the windows of the Premises by Landlord representatives.

SECTION 28. DISPLAYS.

     Tenant may not display or sell merchandise or allow grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

SECTION 29. AUCTIONS.

     Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or others insolvency proceeding.

SECTION 30. GENERAL PROVISIONS.

     (a) PLATS AND RIDERS. Clauses, exhibits, schedules, plats, riders and addenda, if any, affixed to this Lease are a part hereof.

     (b) WAIVER. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of term, covenant or condition of that Lease other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

     (c) JOINT OBLIGATION. If there be more than one Tenant the obligations hereunder imposed shall be joint and several.

     (d) MARGINAL HEADINGS. The marginal headings and section titles to the sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (e) TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     (f) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereof.

     (g) RECORDATION. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of, or with the permission of, Landlord.

     (h) QUIET POSSESSION. Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Lease Term, subject to all the provisions of this Lease.

     (i) LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord's designee when said amount is due, then Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, ten percent (10%) of such overdue amount), plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     (j) PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     (k) INABILITY TO PERFORM. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of god, previous tenant holdover, or any other cause beyond the reasonable control of Landlord.

     (1) PARTIAL INVALIDITY. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

     (m) CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

     (n) CHOICE OF LAW. This Lease shall be governed by the laws of the state in which the Premises are located.

     (o) ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover its expenses and costs, including its attorneys' fees and expert witness fees in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable.

     (p) SALE OF PREMISES BY LANDLORD. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease.

     (q) SUBORDINATION; ATTORNMENT. Upon request of Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust, to any bank, insurance company or other lending institution, now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease. The provisions of this section to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

     (r) NOTICES. Wherever this Lease requires or permits notice or demand to be given by either party to the other, such notice or demand shall be in writing and given or served either personally or in writing forwarded by certified mail, return receipt requested, addressed to the parties at the addresses specified in sections 3(c) and (k) hereof. Either party may change such address by written notice to the other as herein provided.

     (s) TENANT'S STATEMENT (ESTOPPEL CERTIFICATE). Tenant shall at any time and from time to time, upon not less than three days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing
(a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the Lease term. Any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     (t) AUTHORITY OF TENANT. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she has full authority to do so and that this Lease binds the corporation. If Tenant is a partnership, each individual executing the Lease for Tenant represents and warrants that he, she or it is a general partner of the partnership, that he, she or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership.

SECTION 31. BROKERS.

     Tenant warrants that it has had no dealings with any real estate brokers or agents in connection with the negotiations of this Lease and it knows of no real estate broker or agent who is entitled to a commission in connection with this Lease.

SECTION 32. COMPLIANCE.

     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans with Disabilities Act.

Exhibits B and D are included.


LANDLORD:                                  TENANT:

LA JOLLA APARTMENT CENTER LLC              NEW ENERGY CORPORATION


By Martin H McGee                          By Tor Ewald
   --------------------------------           ----------------------------------
   Title: Manager                             Title: Secretary/Treasurer


--------------------------------------------------------------------------------
CONSULT YOUR ATTORNEY -- This Lease has been prepared for submission to your attorney for his or her approval.
--------------------------------------------------------------------------------

                                    Exhibit A

            5685-5697 La Jolla Boulevard, La Jolla, California 92037

                                      (Map)

                                    Exhibit A
                    RULES AND REGUALTIONS FOR STANDARD LEASE

Dated: February 17, 2002

By and Between La Jolla Apartment Center, LLC ("Landlord") and New Energy Corporation ("Tenant").

                                  GENERAL RULES

     1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Retail/Office Building Project and its occupants.

     3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Retail/Office Building Project.

     4. Lessee shall not keep animals or birds within the Retail/Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

     6. Lessee shall not alter any lock or install new or additional locks or bolts without Landlord's prior written consent.

     7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

     8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Retail/Office Building Project.

     9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part o the Retail/Office Building Project.

     10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Retail/Office Building Project arising from any such activity.

                                    Exhibit B

     11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

     12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of _____ P.M. and _____ A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

     13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

     14. No window coverings, shades or awnings shall be installed or used by Lessee without Landlord's prior written consent.

     15. No Lessee, employee or invitee shall go upon the roof of the Building.

     16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

     17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

     18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

     19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

     20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

     21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

     22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

     23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Retail/Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                  PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles are herein referred to as "OVERSIZED VEHICLES."

     2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     3. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     4. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

     5. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulation, laws and agreements.

     6. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.


                                           Initials: ___________________________

                                                     ___________________________

                                 LEASE ADDENDUM

     The following terms are further clarification and agreement to that Lease Agreement dated January 17, 2002 between La Jolla Apartment Center, LLC ("Landlord") and New Energy Corporation ("Tenant"):

     LANDLORD IMPROVEMENTS: Landlord shall, at Landlord's expense, prior to delivery of possession of the Premises, anticipated to be on, or before, February 15, 2002. New building standard carpet, replace damaged ceiling tiles. All existing improvements to remain and to be in normal working condition at the time of delivery of possession.

     TENANT IMPROVEMENTS: Tenant accepts the Premises in its "as is" condition. All further improvements, if any shall be made at Tenant's expense with the prior written approval of the Landlord.

     POSSESSION: Tenant will be provided with possession of the Premises upon mutual execution and delivery of the Lease and completion of Landlord's work.

     LEASE AND RENT COMMENCEMENT: February 1, 2002

     PARKING: Tenant shall be granted 2 assigned and reserved parking space in the underground parking garage. Tenant will not be charged for the use of this space throughout the initial term of the Lease. The surface alley parking spaces are for customer parking, only: no Tenant parking is allowed in these spaces.

     OPTION: Tenant shall have the option to renew for 2 additional one-year term under the same terms and conditions; lease rate in month one of each option, if exercised will be subject to a cost of living increase, with a three (3%) percent minimum. Options must be exercised in writing to Landlord at least 60 days prior to lease expiration.

     SECURITY DEPOSIT AND PREPAID RENT: $3,155.60 is hereby tendered as security deposit and the first months' rent.

LANDLORD:                                   TENANT:

LA JOLLA APARTMENT CENTER, LLC              NEW ENERGY CORPORATION

By: ________________________________        By: ________________________________

                                    Exhibit C

                          HAZARDOUS MATERIALS INDEMNITY

     TENANT shall not store, use, manufacture, process, distribute, treat, transport, handle, emit, discharge, release or threaten release into the environment, or dispose of any Hazardous materials (as such term is defined in subparagraph (I) below) on or around the Premises (or allow any of the foregoing) without OWNER'S prior written consent. If, after obtaining OWNER'S written consent, TENANT does store, use, manufacture, process, distribute, treat, transport, handle, emit, discharge, release or threaten release into the environment or dispose of any Hazardous Materials on or around the Premises (or allow any of the foregoing), TENANT shall do so solely and exclusively in compliance with all applicable Environmental Laws (as such term is defined in subparagraph (2) below) and TENANT shall notify OWNER in writing at least ten
(10) Jays prior to the first appearance of such materials on or around the Premises and TENANT'S failure to do so shall constitute a default under the Lease.

     (1) The term "Hazardous Materials" as used in this Lease shall mean any and all hazardous, explosive, flammable, radioactive, or toxic materials, pollutants, discharges, emissions, contaminants or wastes and any other chemical, material or substance, whether injurious by itself or in combination with other chemicals, materials or substances, the handling, storage, release, transportation, or disposal of which is prohibited, limited or regulated by any federal, state, county, regional or local authority including, without limitation, (i) asbestos, (ii) petroleum and petroleum by-products, (iii) urea formaldehyde form insulation, (iv) polychlorinated biphenyl, (v) all substances designated as "hazardous wastes." "hazardous wastes," "hazardous materials" or" toxic substances" pursuant to any Environmental Law (as such term is defined in subparagraph (2) below), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601. ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 ET SEQ., or the Resource, Conservation and Recovery Act. 42 U.S.C. Section 690 I c." "1.'".; (vi) .111 substances designated as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as" hazardous substances" in Section 25316 of the California Health & Safety Code; and (vii) all substances designated by the Governor of the State of California to the Safe Drinking Water and Toxic Enforcement Act of 1986 as being known to cause cancer or reproductive toxicity.

     (2) The term "Environmental Laws" as used in this Lease shall mean any federal, state, county, regional or local statutes, codes, plans, regulations, or common laws relating to pollution or protection of the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, ET. SEQ., the Hazardous Materials Transportation Act. 49 U.S.C. Section 1801 ET SEQ., the Resource, Conservation and Recovery Act, 42 U.S.C. Section 6901 ET. SEQ., the California Health & Safety Code and the California Safe Drinking Water and Toxic Enforcement Act of 1986, any common laws of nuisance or trespass, and any laws or regulations relating to emissions, discharges, releases, or threatened releases of Hazardous Materials into the environment (including without limitation ambient air, surface water, ground water, land surface or substance strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws" shall also include all orders, decrees, judgments, injunctions, notices or demand letters issued, entered, or approved under those Environmental Laws,


     (3) In the event TENANT causes or permits Hazardous Materials to be brought onto the I)remises during the term of the Lease, TENANT shall be solely and exclusively responsible for promptly taking all actions and paying all costs and expenses necessary for removal, cleanup and restoration work and materials required TO return the Premises TO their condition existing prior to the appearance or presence, use or release of the Hazardous Materials on the Premises. In addition, TENANT agrees to pay all costs and expenses incurred by OWNER in the inspection and audit of the Premises for Hazardous Materials and to assure TENANT's performance hereunder,

                                    EXHIBIT D

     (4) TENANT hereby agrees, at its sole cost and expense, TO indemnify, protect, hold harmless and defend (with counsel of OWNER's choice), OWNER and its respective affiliates, shareholders, members, trustees, directors, officers, partners, principals, agents, property managers, contractors, attorneys and employees (collectively. the "INDEMNITIES") from and against any and all claims, demands, assessments, damages, losses, liabilities, obligations, penalties, fines, actions, causes of action, judgments, suits, proceedings, costs, disbursements and expenses (including, without limitation, actual attorneys' and experts' fees, disbursements and costs) of any kind or of any nature whatsoever (collectively, "CLAIMS") which may at any time be asserted against, imposed upon, incurred or suffered by, or asserted or awarded against, any Indemnitee directly or indirectly relating to, arising from, pursuant to, or in connection with any of the following which were caused or permitted by TENANT during the term of this Lease due to its acts or omissions (collectively "ENVIROM11ENLAL MATTERS"):

          (a) Any presence or any Hazardous Materials on, in, under or affecting all or any portion of the Premises or on, in under or affecting all or any portion of any property adjacent or proximate to the Premises or 011 if such Hazardous Materials originated on or from the Premises;

          (b) Any on-site and/or off-site storage, holding, use, manufacturing, processing, sale, handling, release, threatened release, discharge, generation, leak, abatement, removal or transportation of any Hazardous Materials on, in, under or from the Premises or any portion thereof;

          (c) The failure or TENANT to comply with any and all laws, rules, regulations, judgments, orders, permits, licenses, agreements, covenants, restrictions, requirements or the like now relating to or governing in any way the environmental condition of the Premises or the presence of Hazardous Materials on, in, under or affecting all or any portion of the Premises including, without limitation, the Environmental Laws;

          (d) The failure of TENANT properly to complete, obtain, submit and/or file any and all notices, permits, licenses, authorizations, covenants, and the like relative to any of the Environmental Matters in connection with the Premises or the ownership, use, operation or enjoyment thereof if completion, obtainment, submittal or filing is required by Environmental
     Laws:

          (e) The extraction, removal, containment, transportation or disposal of any and all Hazardous Materials from any portion of the Premises or any other property adjacent or proximate to the Premises if such Hazardous Materials originated on or from tile Premises;

          (f) Any presence, permitting, operation, use, closure, abandonment or removal from the Premises of any storage tank which at any time contains or contained an) Hazardous Materials located on, in or under the Premises or any portion thereof:

          (g) The implementation and enforcement of any monitoring, notification or other precautionary measures which prior to the termination of this Lease became required, under Environmental Laws to protect against the release or discharge or Hazardous Materials on, in, under or affecting the Premises or into the air, any body of water, any other public domain or any property adjacent or proximate to the Premises; or


          (h) Any failure of any Hazardous Materials generated or moved from the Premises prior to the termination of this Lease to be removed, contained, transported and disposed of in compliance with all applicable Environmental Laws.

     (5) The term "Owner" and "OWNER" as used in the Lease shall each mean La Jolla Apartment Center, LLC.

TENANT's obligations to indemnify, defend and hold harmless shall survive the termination of this Lease with respect to all Environmental Matters that arose during the term of this Lease.

                                       D-3